UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 12, 2011

                           EPIC ENERGY RESOURCES, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                   000-31357                   94-3363969
----------------------------    ---------------------      ---------------------
(State or other jurisdiction    (Commission File No.)      (IRS Employer
of incorporation)                                           Identification No.)

                            10330 Lake Road, Bldg. R
                                Houston, TX 77070
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          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (281) 419-3742
                                                       --------------

                                       N/A
                   ------------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Certain  Officers;  Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On May 19, 2011 Jack W. Schnanck resigned as a director of the Company.

Item 8.01. Other Events

     On March 18, 2011 the Company, and its wholly owed subsidiary, Epic Integrated Services, Inc. (f/k/a Pearl Investment Company and Pearl Development Company) filed voluntary petitions pursuant to Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court, District of Colorado. Both cases are being jointly administered under Case No. 11-15521-MER.

     The U.S. Bankruptcy Court recently established a bar date of June 16, 2011 for filing proofs of claims or interests. A copy of the Notice that was recently sent out to all creditors and interest holders is attached as Exhibit 99.

     Should you have any questions concerning the bar date or the attached notice, you may contact the Company's Chief Legal Officer, John Hageman at jhageman@1epic.com, FAX (281) 419-1114 or by phone (281) 863-9643.

Item 9.01.  Financial Statements and Exhibits

Exhibit     Exhibit Name
-------     ------------

99          Notice to Creditors and Interest Holders


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 20, 2011

                                 EPIC ENERGY RESOURCES, INC.



                                 By: /s/ John Hageman
                                     ----------------------------------
                                     John Hageman, Chief Legal Officer


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